================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24548                    63-1120122
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

              900 West Main Street
                 Dothan, Alabama                                   36301
     (Address of principal executive offices)                    (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.   OTHER EVENTS.

        On March 3, 2005, the Company issued a press release announcing that Movie Gallery, Inc. and VHQ Entertainment, Inc. have entered into a definitive agreement under which Movie Gallery Canada, Inc. will initiate a take-over bid to acquire all outstanding shares of common stock of VHQ at an offer price of C$1.15 per share. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1   Press Release dated March 3, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOVIE GALLERY, INC.

Date: March 3, 2005

                                                   BY: /s/ Ivy M. Jernigan
                                                       -------------------------
                                                       Ivy M. Jernigan
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION
-----------   ---------------------------------
   99.1       Press Release dated March 3, 2005

                                        4